Exhibit 10.2

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of June 5, 2014, is entered into by and among THE WESTERN UNION COMPANY, a Delaware corporation (the “Company”), the several banks and other financial institutions from time to time parties hereto as “Banks” (the “Banks”), WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as the Swing Line Bank (in such capacity, the “Swing Line Bank”), WELLS FARGO BANK, NATIONAL ASSOCIATION, CITIBANK, N.A. and JPMORGAN CHASE BANK, N.A., in their respective capacities as Issuing Lenders (in such capacity, an “Issuing Lender”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Banks hereunder (in such capacity, the “Administrative Agent”). Each capitalized term used and not otherwise defined in this Amendment has the definition specified in the Credit Agreement described below.
WITNESSETH:
WHEREAS, the Company, the Administrative Agent, the Swing Line Bank, the Issuing Lenders and the Banks party thereto have entered into that certain Credit Agreement dated as of September 23, 2011 (the “Credit Agreement”), pursuant to which, among other things, the Banks have made available to the Company a revolving credit facility;
WHEREAS, the Company has advised the Administrative Agent and the Banks that it desires to amend the Credit Agreement;
WHEREAS, the Administrative Agent, the Swing Line Bank, the Issuing Lenders and the Banks are willing to so amend the Credit Agreement on the terms and conditions contained in this Amendment; and
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
1.Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)    Section 1.1 is amended to add the following definition after the definition of “Guarantee Obligation” therein:

“Hedging Agreement”: any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, events, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions, that is entered into by the Company or any of its Subsidiaries for hedging purposes.

(b)    The definition of “Indebtedness” in Section 1.1 is amended to delete the last sentence thereof and to substitute therefor the following:
For the purposes of this definition, the following shall not constitute Indebtedness: (A) any obligations of the Company or any of its Subsidiaries under any Hedging Agreement, and (B) the issuance of payment instruments, consumer funds transfers, or other amounts paid to or received by the Company, any of its Subsidiaries or any agent thereof in the ordinary course of business in order for the Company or such Subsidiary to make further distribution to a third party, to the extent payment in respect thereof has been received by the Company, such Subsidiary or any agent thereof.
(c)    The definition of “LIBOR Rate” in Section 1.1 is amended and restated in its entirety as follows:

“LIBOR Rate”: with respect to each LIBOR Loan constituting part of the same borrowing for any Interest Period, (A) with respect to any LIBOR Loan denominated in Dollars, an interest rate per annum obtained by dividing (i) (y) the rate of interest appearing on Reuters Screen LIBOR01 Page (or any successor page) equal to the London Interbank Offered Rate, or a comparable or successor rate which rate is approved by the Administrative Agent (with the consent of the Company, not to be unreasonably withheld, conditioned or delayed), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent (with the consent of the Company, not to be unreasonably withheld, conditioned or delayed) from time to time) for Dollar deposits or (z) if no such rate is available, the rate of interest determined by the Administrative Agent to be the rate or the arithmetic mean of rates at which Dollar deposits in immediately available funds are offered to first-tier banks in the London interbank Eurodollar market, in each case under clause (y) or (z) above at approximately 11:00 a.m., London time, two Business Days prior to the first day of such Interest Period for a period substantially equal to such Interest Period and in minimum amounts of at least $5,000,000, by (ii) the amount equal to 1.00 minus the Reserve Requirement (expressed as a decimal) for such Interest Period, and (B) with respect to any LIBOR Loan denominated in a Foreign Currency, an interest rate per annum obtained by dividing (i) (x) the rate of interest appearing on Reuters Screen LIBOR01 Page (or any successor page) equal to the London Interbank Offered Rate, or a comparable or successor rate which rate is approved by the Administrative Agent (with the consent of the Company, not to be unreasonably withheld, conditioned or delayed), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time (with the consent of the Company, not to be unreasonably withheld, conditioned or delayed)) for deposits in such Foreign Currency, or (y) if no such rate is available, the rate of interest determined by the Administrative Agent to be the rate or the arithmetic mean of rates at which such Foreign Currency deposits in immediately available funds are offered to first-tier banks in the London interbank market, in each case under clause (x) or (y) above at approximately 11:00 a.m., London time, two Business Days prior to the first day of such Interest Period for a period substantially equal to such Interest Period and in minimum amounts of at least $5,000,000, by (ii) the amount equal to 1.00 minus the Reserve Requirement (expressed as a decimal) for such Interest Period.
(d)    Section 6.2 is amended by deleting the word “and” after subparagraph (i), redesignating current subparagraph (j) as subparagraph (k), and inserting immediately prior to such subparagraph the following new subparagraph (j):
(j)    Liens in favor of any bank, broker, futures commission merchant, dealer, clearing agent, clearing house, swaps execution facility, designated contract market or trading facility, on property or assets held in the ordinary course of business in accounts maintained with such institution (or with another institution for the benefit of such institution) in connection with Hedging Agreements; and
2.Effectiveness; Condition Precedent. The effectiveness of this Amendment and the amendments provided in Section 1 are subject to the satisfaction of the following conditions precedent:

(a)Documentation. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, counterparts of this Amendment, duly executed by the Company, the Administrative Agent, the Swing Line Bank, the Issuing Lenders and the Majority Banks.

(b)Fees. Any fees required to be paid on or before the effective date hereof shall have been paid.

(c)Legal Expenses. The Company shall have paid all reasonable fees and expenses due the Administrative Agent’s counsel as of the date hereof.

3.Representations and Warranties. In order to induce the Administrative Agent, the Swing Line Bank, the Issuing Lenders and the Banks to enter into this Amendment, the Company represents and warrants to the Administrative Agent and the Lenders as follows:

(a)The representations and warranties made by it in Section 3 of the Credit Agreement are true and correct in all material respects on and as of the date hereof (except that any representation or warranty relating to or made expressly as of a specific date shall be true and correct in all material respects solely with respect to and as of such specific date);

(b)This Amendment has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(c)No Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment.

4.Entire Agreement. This Amendment, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 9.1 of the Credit Agreement.

5.Full Force and Effect of Amendment; Loan Document. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

6.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

7.Governing Law. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

8.Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

9.References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby and as from time to time hereafter further amended, modified, supplemented, restated or amended and restated.

10.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Company, the Administrative Agent, the Swing Line Bank, the Issuing Lenders and the Banks and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 9.6 of the Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Credit Agreement to be executed as of the date first above written.

COMPANY:

THE WESTERN UNION COMPANY

By: /s/ Devin Parker
Name: Devin Parker
Title: Assistant Treasurer

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By: /s/ Brian Buck
Name: Brian Buck
Title: Director

BANKS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Bank, the Swing Line Bank and an Issuing Lender

By: /s/ Brian Buck
Name: Brian Buck
Title: Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT

CITIBANK, N.A., as a Bank and an Issuing Lender

By: /s/ Marina Donskaya
Name: Marina Donskaya
Title: V.P.

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Bank and an Issuing Lender

By: /s/ Neha Desai
Name: Neha Desai
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT

Bank of America, N.A., as a Bank

By: /s/ Matthew C. White
Name: Matthew C. White
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT

Barclays Bank PLC, as a Bank

By: /s/ Gregory Fishbein
Name: Gregory Fishbein
Title: Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Bank

By: /s/ Marty McDonald
Name: Marty McDonald
Title: AVP

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT

BNP Paribas, as a Bank

By: /s/ Jamie Dillon
Name: Jamie Dillon
Title: Managing Director

By: /s/ Joseph Mack
Name: Joseph Mack
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT

FIFTH THIRD BANK, as a Bank

By: /s/ Sarah Kosch
Name: Sarah Kosch
Title: Officer

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT

Goldman Sachs Bank USA, as a Bank

By: /s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT

Morgan Stanley Bank, N.A., as a Bank

By: /s/ Jason Lipschitz
Name: Jason Lipschitz
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as a Bank

By: /s/ Thane Rattew
Name: Thane Rattew
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD, as a Bank

By: /s/ Jason Krogh
Name: Jason Krogh
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT

Canadian Imperial Bank of Commerce, New York Branch

By: /s/ Dominic Soresso
Name: Dominic Soresso
Title: Authorized Signatory

By: /s/ Robert Robin
Name: Robert Robin
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Bank

By: /s/ Amy Trapp
Name: Amy Trapp
Title: Managing Director

By: /s/ Daniel Fahey
Name: Daniel Fahey
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT

The Northern Trust Company, as a Bank

By: /s/ Molly Drennan
Name: Molly Drennan
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT

UBS AG, STAMFORD BRANCH, as a Bank

By: /s/ Lana Gifas
Name: Lana Gifas
Title: Director

By: /s/ Jennifer Anderson
Name: Jennifer Anderson
Title: Associate Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT